UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2017, the Board of Directors (the "Board") of Thermon Group Holdings, Inc. (the "Company") adopted the Second Amended and Restated Bylaws (the "Bylaws") to implement "proxy access."

Section 3.2 of Article III of the Bylaws implements proxy access and permits a stockholder, or group of up to twenty (20) stockholders, owning an aggregate of three percent (3%) or more of the Company's outstanding common stock continuously for at least three (3) years to nominate director candidates for inclusion in the Company's proxy materials for an annual meeting of stockholders constituting up to the greater of (i) twenty percent (20%) of the Board or (ii) two individuals; provided the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

In addition, Section 3.1(b) of Article III of the Bylaws requires each individual nominated for election as a director to submit an irrevocable resignation that becomes effective upon a determination by a majority of the remaining directors that information provided to the Company pursuant to the Bylaws was untrue in any material respect or omitted to state a material fact, or (ii) such individual, or any stockholder or group of stockholders who nominated such individual, shall have breached any obligations owed to the Company under the Bylaws.

The Bylaws also make other changes to conform with the adoption of the proxy access provision. The Bylaws are effective immediately, with proxy access first becoming available to stockholders in connection with the Company's 2018 annual meeting of stockholders.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this filing by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Thermon Group Holdings, Inc., effective June 15, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMON GROUP HOLDINGS, INC.
Dated: June 16, 2017
	By:	/s/ Jay Peterson__________________
Jay Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Thermon Group Holdings, Inc., effective June 15, 2017